Exhibit 10.26

NINTH LOAN DOCUMENTS MODIFICATION AGREEMENT

THIS NINTH LOAN DOCUMENTS MODIFICATION AGREEMENT (this “Amendment”) is made and entered into as of the 21st day of December, 2016, by and among PRGX GLOBAL, INC., a Georgia corporation (“PRGX”), and PRGX USA, INC., a Georgia corporation (“PRG-USA”) (PRGX and PRG-USA are each individually, a “Borrower”, and collectively, the “Borrowers”), each of the Subsidiaries of PRGX listed as a “Guarantor” on the signature pages hereto (each such Subsidiary individually, a “Guarantor”, and collectively, the “Guarantors”), and SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank.

BACKGROUND STATEMENT

WHEREAS, Borrowers have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of December 23, 2014 (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Credit Agreement”; all capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), with the Administrative Agent, the issuing bank thereunder and the lenders from time to time party thereto (the “Lenders”); and

WHEREAS, Guarantors and Administrative Agent have entered into that certain Subsidiary Guaranty Agreement, dated as of January 19, 2010 (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Subsidiary Guaranty Agreement”); and

WHEREAS, Borrowers and Guarantors have entered into various other instruments, agreements, documents and writings in connection with the Credit Agreement and the Subsidiary Guaranty Agreement (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, collectively, the “Loan Documents”); and

WHEREAS, Borrowers have requested that the Credit Agreement be amended in the manner herein provided in order to clarify or modify certain existing provisions contained therein, all as more specifically set forth herein; and

WHEREAS, Administrative Agent, the Issuing Bank and the Lenders are willing to amend the Credit Agreement as aforesaid, provided, however, that Borrowers and Guarantors fully comply with the provisions of this Amendment; and

WHEREAS, Guarantors are willing to reaffirm the covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties

10264921v3

hereto, Borrowers, Guarantors, Administrative Agent, the sole Lender and Issuing Bank agree as follows:

1.    Conditions Precedent. Notwithstanding any other provision of this Amendment, and without affecting in any manner the rights of Administrative Agent, the sole Lender or the Issuing Bank hereunder, it is understood and agreed that this Amendment shall not become effective, and the Loan Parties shall have no rights under this Amendment, until: (i) Administrative Agent shall have received fully executed counterparts to this Amendment from the Loan Parties; and (ii) reimbursement or payment of all its reasonable out-of-pocket expenses incurred in connection with this Amendment (including, without limitation, reasonable fees, charges and disbursements of counsel to Administrative Agent).

2.    Modification of Credit Agreement and Loan Documents. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

(i)    By amending and restating the following defined terms set forth in Section 1.1 as follows:

“Consolidated Fixed Charges” shall mean, for PRGX and its Subsidiaries for any period, the greater of: (a) the sum (without duplication) of (i) Consolidated Interest Expense paid or payable for such period (but only to the extent comprised of cash interest expense), (ii) scheduled principal payments paid or payable on Consolidated Total Debt during such period, including, but not limited to, Deferred Payments paid or payable during such period, (iii) Restricted Payments paid in cash (other than to a Loan Party) during such period, (iv) Earn-Out Payments paid or payable during such period, plus (v) amortization for rental exposure write-offs paid in cash during such period; and (b) $1.00.

“Consolidated Interest Expense” shall mean, for PRGX and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the sum of (i) net interest expense, including without limitation the interest component of any payments in respect of Capital Lease Obligations capitalized or expensed during such period (whether or not actually paid during such period), plus (ii) the net amount payable (or minus the net amount receivable) with respect to Hedging Transactions during such period (whether or not actually paid or received during such period).

“Fixed Charge Coverage Ratio” shall mean, as of any date of determination, the ratio of: (a) Consolidated Adjusted EBITDA less the actual amount paid by PRGX and its Subsidiaries in cash on account of Capital Expenditures and Cash Taxes (to the extent comprised of income taxes actually paid in cash), in each case measured for the four consecutive Fiscal Quarters ending on or immediately prior to such date; to (b) Consolidated Fixed Charges, measured for the four consecutive Fiscal Quarters ending on or immediately prior to such date (but in any event excluding as a

10264921v3

Consolidated Fixed Charge any Restricted Payment consisting of the redemption, purchase or repurchase by PRGX of its common stock prior to July 1, 2016).

(ii)    By adding the following new defined term to Section 1.1, to be inserted into its proper alphabetical order:

“Cash-Based Deferred/Incentive Compensation” shall mean any deferred or incentive compensation payment obligation of PRGX or any of its Subsidiaries that mandatorily must be, or optionally may be, settled in cash.

(iii)    By adding the following sentence at the end of the defined term “Indebtedness” in Section 1.1:

“Deferred and incentive compensation payment obligations of PRGX and its Subsidiaries shall not constitute Indebtedness, except to the extent constituting Cash-Based Deferred/Incentive Compensation that in accordance with GAAP must be reflected on the consolidated balance sheet of PRGX and its Subsidiaries.

(iv)    By amending and restating the following defined term set forth in Section 1.1 as follows:

“Consolidated Total Debt” shall mean, as of any date of determination, all Indebtedness of PRGX and its Subsidiaries measured on a consolidated basis as of such date, but excluding (i) Indebtedness of the type described in subsection (xi) of the definition thereto, (ii) obligations in respect of Earn-Out Payments, (iii) Cash-Based Deferred/Incentive Compensation and (iv) Indebtedness comprised of obligations owing or accrued with respect to Dark Leases.

(v)    In Section 7.1, by deleting the word “and” at the end of clause (j) thereof, relettering clause (k) thereof as clause (l) thereof, and inserting the following new clause (k) immediately before relettered clause (l):

(k)    Unsecured Indebtedness consisting of Cash-Based Deferred/Incentive Compensation; and

(vi)    Subsection (a) of Section 7.3 is hereby amended and restated to read in its entirety as follows:

(a)    The Borrowers will not, and will not permit any of their respective Subsidiaries to, merge into or consolidate into any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired) or liquidate or dissolve; provided, that if at the time thereof and

10264921v3

immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (i) any Borrower or any Subsidiary may merge with a Person if such Borrower (or such Subsidiary if the Borrower is not a party to such merger) is the surviving Person, (ii) any Subsidiary may merge into another Subsidiary; provided, that if any party to such merger is a Subsidiary Loan Party, the Subsidiary Loan Party shall be the surviving Person (except in the event of a merger among Subsidiary Loan Parties, in which case any single Subsidiary Loan Party shall be the surviving Person), (iii) in connection with a Permitted Acquisition involving a reverse-merger transaction, any Subsidiary (if not also a Borrower) may merge with and into the Target so long as the Target thereby becomes a Domestic Subsidiary and a Subsidiary Loan Party in accordance with the terms and conditions of this Agreement, (iv) any (a) Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Borrower or to a Subsidiary Loan Party, (b) Domestic Subsidiary that is not Loan Party may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any other Domestic Subsidiary that is not a Loan Party and (c) Foreign Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any other Foreign Subsidiary and (v) any Subsidiary (other than a Subsidiary Loan Party) may liquidate or dissolve if the Borrowers determine in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lenders; provided, that any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 7.4.

(vii)    In Section 7.4, subsection (h) is hereby amended and restated to read in its entirety as follows (to correct an errant cross-reference):

(h)    To the extent permitted by Section 7.5(iv), PRGX’s redemption, purchase or repurchase of its common stock pursuant to open-market purchases, privately negotiated transactions or otherwise;

3.    Consolidated Adjusted EBITDA (Lavante Transaction). Reference is made to that certain Consent to Merger Transaction, dated as of October 28, 2016, by and among the Borrowers, the Administrative Agent and the sole Lender, relating to the then-pending acquisition of 100% of the Capital Stock of Lavante, Inc. (the “Lavante Consent”). It is understood and agreed that the Acquired Adjusted EBITDA of the Lavante Acquired Business (as contemplated by the Lavante Consent) for any period (or portion thereof) prior to November 1, 2016 shall be excluded when determining “Consolidated Adjusted EBITDA” for any applicable period (notwithstanding proviso (x) of the definition thereof).

4.    GAAP Adjustment. Reference is made to FASB Accounting Standards Update No. 2016-02, issued February 2016, and related pronouncements, regarding a change in the treatment under GAAP of operating leases. In accordance with Section 1.3 of the Credit Agreement, it is understood and agreed that: (a) in no event shall any liability in respect of an operating lease of PRGX or any of its Subsidiaries constitute “Indebtedness” under the Credit Agreement except to

10264921v3

the extent (if at all) that it would have constituted “Indebtedness” under the pre-existing accounting principles utilized by PRGX and its Subsidiaries; and (b) all such excluded operating leases shall continue to be governed by Section 7.14 of the Credit Agreement.

5.    Ratification and Reaffirmation. Except as herein expressly modified or amended, all the terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified, affirmed, and approved. As of the date hereof and giving effect to the modifications and amendments hereunder, Borrowers hereby reaffirm and restate each and every warranty and representation set forth in any Loan Document, in each case except to the extent such warranty or representation expressly relates to an earlier date.

6.    Reaffirmation of Guaranty. Guarantors hereby ratify, confirm, reaffirm and covenant that the Subsidiary Guaranty Agreement which they have executed is validly existing and binding against each of them under the terms of such Subsidiary Guaranty Agreement. Guarantors hereby reaffirm and restate, as of the date hereof and giving effect to the modifications and amendments hereunder, all covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement, and specifically reaffirm that each of their obligations under the Subsidiary Guaranty Agreement extend and apply for all purposes to the Credit Agreement as amended hereby.

7.    No Novation. The parties hereto hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by any of the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as be herein modified and amended.

8.    Release. For purposes of this Paragraph 8, the term “Borrower Parties” shall mean Borrowers and Guarantors collectively and the term “Lender Parties” shall mean Administrative Agent, Lenders and Issuing Bank, and shall include each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney in fact, attorney at law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to “any” of such parties shall be deemed to mean “any one or more” of such parties; and references in this sentence to “each of the foregoing” shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Each Borrower and each Guarantor hereby acknowledges, represents and agrees: that, as of the date hereof, Borrowers and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Credit Agreement, the Subsidiary Guaranty Agreement, the other Loan Documents or the Obligations, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Obligations (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as “Loan Related Claims”); that, to the extent that Borrowers or Guarantors may be deemed to have any Loan Related Claims as of the date hereof, Borrowers and Guarantors do hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrowers and Guarantors; that Borrowers and Guarantors shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrowers and

10264921v3

Guarantors shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities and related reasonable expenses (including reasonable fees, charges and disbursements of any counsel for any Lender Parties) suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto, provided that such indemnity shall not, as to any Lender Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (i) the gross negligence or willful misconduct of such Lender Parties or (ii) a claim brought by any Borrower or Guarantor against any Lender Parties for breach in bad faith of such Lender Parties’ obligations under any Loan Document. Notwithstanding the foregoing provisions of this Paragraph 8, Borrowers and Guarantors make no such releases, representations, warranties, standstills or agreements with respect to any future Loan Related Claims.

9.    Authority. Each Borrower and Guarantor hereby represents and warrants that the execution, delivery and performance of this Amendment by it has been duly authorized by all necessary actions of each Borrower and Guarantor, and do not and will not violate any provision of law, or any writ, order or decree of any court or governmental authority or agency or any provision of the organizational documents of any Borrower or Guarantor, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of any Borrower or Guarantor pursuant to, any law, regulation, instrument or agreement to which any Borrower or Guarantor is a party or by which any Borrower or any Guarantor or any of their respective properties may be subject, bound or affected.

10.    No Waiver or Implication. Borrowers and Guarantors hereby agree that, except as contemplated by the clarifying amendments to the Credit Agreement effected by this Amendment, nothing herein shall constitute a waiver by Administrative Agent or any Lender of any default, whether known or unknown, which may now exist under the Credit Agreement or any other Loan Document. Borrowers and Guarantors hereby further agree that no action, inaction or agreement by Administrative Agent or any Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which is now occurring or is being granted or entered into hereunder or otherwise) with respect to nonpayment of the Loans or any portion thereof, or with respect to matters involving security for the Loans, or with respect to any other matter relating to the Loans, shall require or imply any future extension, indulgence, waiver, consent or agreement by Administrative Agent or any Lender. Borrowers and Guarantors hereby acknowledge and agree that Administrative Agent and Lenders have made no agreement, and are in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loans or any matter relating to the Loans.

11.    No Release of Collateral. Borrowers and Guarantors further acknowledge and agree that this Amendment shall in no way occasion a release of any collateral held by Administrative Agent as security to or for the Loans, and that all collateral held by Administrative Agent as security to or for the Loans shall continue to secure the Loans.

10264921v3

12.    Strict Compliance. Except as expressly modified hereby, Borrowers and Guarantors are hereby notified that Administrative Agent, the Issuing Bank and the Lenders demand that Borrowers and Guarantors strictly comply with the terms of this Amendment, the Credit Agreement and the other Loan Documents, in each case, as amended hereby. This notice evidences the intent of Administrative Agent, the Issuing Bank and the Lenders to rely on the exact terms of this Amendment and the Credit Agreement and the other Loan Documents, in each case, as amended hereby.

13.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original hereof and submissible into evidence and all of which together shall constitute one instrument.

14.    Headings. The headings of the paragraphs and other provisions hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

15.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, Guarantors, Administrative Agent, Lenders, Issuing Bank and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

(Signatures on following page)

10264921v3

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

Borrowers:

PRGX GLOBAL, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX USA, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

Guarantors:

PRGDS, LLC, a Georgia limited liability company

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGFS, INC., a Delaware corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Ninth Loan Documents Modification Agreement

PRG INTERNATIONAL, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGTS, LLC, a Georgia limited liability company

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX ASIA, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX AUSTRALIA, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Ninth Loan Documents Modification Agreement

PRGX BELGIUM, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX BRASIL, LLC, a Georgia limited liability company

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX CANADA, LLC, a Georgia limited liability company

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX EUROPE, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Ninth Loan Documents Modification Agreement

PRGX FRANCE, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX GERMANY, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX MEXICO, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX NETHERLANDS, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Ninth Loan Documents Modification Agreement

PRGX NEW ZEALAND, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX PORTUGAL, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX SCANDINAVIA, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX SPAIN, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Ninth Loan Documents Modification Agreement

PRGX SWITZERLAND, INC., a Georgia corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX TEXAS, INC., a Texas corporation

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

PRGX COMMERCIAL LLC, a Georgia limited liability company

By:/s/ Peter Limeri
Name:        Peter Limeri
Title:        Chief Financial Officer
[CORPORATE SEAL]

(Signatures continue on following page)

Ninth Loan Documents Modification Agreement

Administrative Agent, Lender and
Issuing Bank:

SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank

By: /s/ Mark Clegg
Name: Mark Clegg
Title: VP Portfolio Manager

(End of signatures)

Ninth Loan Documents Modification Agreement